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                                                                   Exhibit 10.14



                      THE MOUNTBATTEN SURETY COMPANY, INC.
                   FIRST THROUGH FOURTH SURETY EXCESS OF LOSS
                             REINSURANCE AGREEMENTS
                        TERMS EFFECTIVE: NOVEMBER 1, 1997

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
REINSURED COMPANY:            The Mountbatten Surety Company, Inc.                                      (PREAMBLE)
                              Bala Cynwyd, Pennsylvania

BUSINESS REINSURED:           In force, new and renewal business classified by the Company as Surety    ARTICLE 1
                              Business.

ACCOUNT BASIS:                Losses Discovered.

COVER:                        $ (See Attached Schedule A) each and every Loss Discovered, each and      ARTICLE 2
                              every Principal, in excess of $ (See Attached Schedule A) each and        (definition
                              every Loss Discovered, each and every Principal.                          attached)

COMMENCEMENT AND              Continuous from November 1, 1997 on a losses discovered basis. Either     ARTICLE 3
TERMINATION:                  party may terminate as of any November 1 by giving 90 days written notice. Runoff at termination not to exceed 24 months (36 months with respect to Service and Supply Business). Cut-off with a return of unearned premium to be mutually agreed.

                              In the event the Company enters into any arrangement either by way of shareholding or management or otherwise, under which effective legal or presumptive control is assumed by any other individual or organization than that which pertained at the time this agreement became effective, the Company or Reinsurer(s) may terminate this agreement with 30 days written notice. If Company terminates, they may do so on either a run-off or cut-off basis as above. If Reinsurer(s) terminate, termination shall be on run off unless otherwise agreed.

TERRITORY:                    Applies to Bonds issued to insureds domiciled in the United States of     ARTICLE 4
                              America, its territories and possessions and the District of Columbia;
                              but this limitation shall not apply to losses if the Company's Bonds provide coverage outside the aforesaid territorial limits.

WARRANTY:                     It is warranted for purposes of this Agreement that:                      ARTICLE 5

                              Maximum Any One Bond                                       $6,000,000
                              Maximum Any One Bonded Work Program                       $12,000,000
                              Maximum Bond Duration (Service & Supply) 36 Months
                              Maximum Bond Duration                                      24 months
                                       (Contract:  Exclusive of Maintenance:
                                       Maintenance not to exceed 24 months).


EXCLUSIONS:                   Attached.                                                                 ARTICLE 6
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
PREMIUM:                      Deposit Premium of $ (See attached Schedule A) payable in quarterly       ARTICLE 7
                              installments on November 1, 1997, February 1, 1998, May 1, 1998 and
                              August 1, 1998, adjusted annually at a rate of (See attached Schedule
                              A)% of GNWPI, subject to a minimum of $ (See attached Schedule A).

REINSTATEMENT:                (See attached Schedule A).                                                ARTICLE 8

CONTINGENT PROFIT:            (See attached Schedule A).                                                ARTICLE 9

REPORTS:                      Annually within 60 days.                                                  ARTICLE 10

DEFINITIONS:                  Surety Business                                                           ARTICLE 11
                              Ultimate Net Loss (expenses included; 90% ECO; 100% XPL) - Attached
                              Bond - Attached
                              Principal - Attached
                              Work Program - Attached
                              Losses Discovered - Attached
                              Gross Net Written Premium Income
                              Agreement Year - Attached

CLAUSES:                      Net Retained Lines                                                        ARTICLE 12
                              Currency                                                                  ARTICLE 13
                              Loss/Unearned Premium Reserve Funding (including IBNR)                    ARTICLE 14
                              Taxes (Reinsurers pay FET as applicable)                                  ARTICLE 15
                              Notice of Loss and Loss Settlements                                       ARTICLE 16
                              Offset                                                                    ARTICLE 17
                              Extra Contractual Obligations                                             ARTICLE 18
                              Delay, Omission or Error                                                  ARTICLE 19
                              Inspection                                                                ARTICLE 20
                              Arbitration                                                               ARTICLE 21
                              Service of Suit                                                           ARTICLE 22
                              Insolvency                                                                ARTICLE 23
                              Entire Agreement                                                          ARTICLE 24
                              Sedgwick Re Intermediary Clause                                           ARTICLE 25

PARTICIPATION:                                                                                          ARTICLE 26

REGULATION 98:                Premium and loss payments made to Sedgwick Re shall be deposited in a
                              Premium and Loss Account in accordance with Section 32.3(a)(1) of
                              Regulation 98 of the New York Insurance Department.  The parties hereto consent to withdrawals from said Account in accordance with
                              Section 32.3(a)(3) of the Regulation, including interest and Federal
                              Excise Tax.

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                        Mountbatten Surety Company, Inc.

                    Surety Excess of Loss Reinsurance Program

Terms Effective:  November 1, 1997

                                                                     Definitions

Loss Discovered

For the purpose of this Agreement, the Loss shall have been deemed to be "Loss Discovered" on the date that the Company in the normal course of business, establishes an incurred loss through the actual payment of all, or a portion of a claim, or the creation of an outstanding loss reserve, or a combination thereof which exceeds $75,000.

Work Program

The term "bonded work program" as used in this Agreement shall mean, the greater of (a) the aggregate line of credit for bonded construction or supply contracts issued by the Company and outstanding at the time a bond is executed, or (b) the uncompleted portion of bonded construction or supply contracts (including the principal's share of bonded joint ventures, outstanding bids, and the contract being bonded and excluding bonded cost plus work not subject to a guaranteed maximum price) as known to the Company and outstanding at the time any bond is executed.

Bond

The term "Bond" as used in this Agreement shall mean any bond, undertaking, guarantee, indemnity, binder, or other obligation, including riders and endorsements and letters and agreements in connection therewith, at any time issued, assumed or accepted by the Company and classified by any Federal or State body as Surety Business at the effective date of such business.

Principal

The term "Principal" as used in this Agreement shall mean any legal entities under common management and control, or one or more legal entities for which bonds are executed relying upon the indemnity of the same person, firm or corporation, or relying upon the indemnity of a related group of persons, firms or corporations, or the Company is furnished and named in a supporting indemnity agreement.

Agreement Year

The term "Agreement Year" as used in this Agreement shall mean those Bonds with inception, renewal or anniversary date during each 12-month period commencing on each November 1, and all premium attributable to, and all loss arising out of such Bonds from such inception, renewal or anniversary date until expiration, cancellation, or next anniversary, whichever occurs first, will be ascribed to the Agreement Year.

                                Article 2 - COVER

The Reinsurer shall pay to the Company the amount of Ultimate Net Loss on the bond business of each Principal in excess of the Company retention, but not exceeding the limit of liability of the reinsurer for each Principal, as set forth in Schedule A attached.



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The Mountbatten Surety Company, Inc.
Surety Excess of Loss Reinsurance
Effective:  November 1, 1997
Definitions continued


                                Ultimate Net Loss

The term Ultimate Net Loss shall mean the actual loss or losses paid or payable by the Company under its bonds in the investigating, defense, settlement or mitigation of claims or potential claims plus 90% of Extra Contractual Obligations as defined in the Agreement; such loss or losses to include all expenses of litigation, if any, and all other loss expenses of the Company, including expenses incurred by the Company in the recovery of such losses but excluding salaries of employees and office expenses of the Company, less deductions of all recoveries and salvage recoveries actually made by the Company.



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                      The Mountbatten Surety Company, Inc.

                        Surety Excess of Loss Reinsurance

Terms Effective:  November 1, 1997




This Agreement does not cover:

    1.   Bank Depository Bonds.

    2.   Note Guarantee Bonds.

    3.   Mortgage Deficiency Bonds.

    4.   Guarantees of Installment Paper.

    5.   Insurance Company Qualifying Bonds.

    6.   Securities Exchange Commission Liability Bonds.

    7.   Insurance Patent Infringement Bonds.

    8.   Bail Bonds.

    9.   Lease Bonds.

   10.   Mortgage Guarantee Insurance.

   11.   Defeasance Bonds.

   12.   Small Business Administration Guarantees.

   13. Financial Guarantees which shall mean any bonds of coverage which guarantee to any beneficiaries of the bonds or coverage against or indemnify such beneficiaries for financial loss or the incurrence of additional costs or expenses by reason of 1) non-payment of any sums required to be paid to the beneficiaries of the bonds or coverage pursuant to any financial obligations, 2) any fluctuations in financial markets or commodity prices, 3) any changes in law, 4) the failure to receive any anticipated payments of monies or money equivalents, 5) the inaccuracy of any valuations and 6) overpayments of any financial obligations for any reasons, including, but not limited to, Accounts Receivable Coverage, Change-in-Law Coverage, Commercial Mortgage Guarantees, Commercial Paper Coverage, Coupon Over-Redemption Coverage, Cram Down bonds, Excess Federal Deposit Insurance Corporation Coverage, Excess Federal Savings and Loan Insurance Corporation Coverage, Excess Securities Investment Protection Corporation Coverage, Golden Parachute Coverage, Guarantees of Bank Letters Credit, Guarantees of Mortgaged Backed Securities, Housing Bonds, Industrial bond Insurance Coverage, Interest Rate Cap Coverage, Lease Bonds or Guarantees, Limited Partnership Investor Note Bonds or Guarantees, Mobile Home Loan Guarantees, Money Market Coverage, Mortgage Backed Securities, Guarantees, Mortgage Services Performance bonds, Movie Completion bonds or Insurance Municipal Bond Insurance, Repurchase Agreement Guarantees, Residual Value Insurance or Guarantees, Retroactive Liability Insurance, Student Loan Guarantees, Systems Performance Insurance,
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         Weather-Related Coverage, and Bonds used in Lieu of Letters of Credit
         (except where such bonds are allowed to be substituted for Letter of Credit for Contract Bid, Performance, or Labor and Material payment obligations outside the United States).

   14.   Bonds written on an excess of loss basis.

   15.   Appeal bonds unless 100% collateralized.

   16. No coverage for fraudulent or misuse of powers of attorney or granted authority by producing agents.

   17.   Nuclear Incident liability reinsurance.

   18.   War Risks exclusion clause.

   19.   Pools, Associations and Syndicates.

   20.   Insolvency Funds.

   21.   Third Party Liability cover of all types, including strict liability.

         In respect of a bond or bonds issued, to guarantee the performance of a contract, this Agreement does not cover loss or loss expenses which arise from liability, for bodily injury (including sickness, disease or death), property damage (including cleanup or remediation costs), damage to the environment, diminution in value of property), or economic loss of any kind (including loss of use of property).

         Under no circumstances shall the Reinsurer follow the fortunes of the Company where the Company is found legally liable to pay such loss or loss expense under a bond or bonds.

   22. Reinsurance assumed, except business underwritten by the Company and otherwise subject to this Agreement, but issued on another Company's policy due to license or other considerations.

   23.   Strip Mining Bonds.

   24.   Co-Surety Bond business.

   25.   Super - Fund Clean-Up or similar exposures.

   26.   Ground water contamination exposures.



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                       The Mountbatten Surety Company Inc.
                        Surety Excess of Loss Reinsurance
                                   Schedule A

                        Terms Effective November 1, 1997


Basis:  Losses Discovered, Each Principal
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                                     First Excess              Second Excess                Third Excess             Fourth Excess
                                     ------------              -------------                ------------             -------------
Limit:                                     $850,000                 $2,000,000                $3,000,000              $4,000,000
                                          Excess of
Retention:                                 $150,000                 $1,000,000                $3,000,000              $6,000,000

Reinstatements/                 1st two reinstatements       2 with additional        1 with additional premium        Nil
   Limitations:                 free, 3rd @ 50%, 4th @     premium pro rata as to     pro rata as to amount and
                                         100%               amount and 50% as to          100% as to time.
                                                                   time.
Premium:
  Rate applicable to SWP
  1998 est SWP:  $11,500,000               7.65%                      4.70%                      1.45%                    0.93%

Profit Sharing:                20% of profits after 20%
                                   Reinsurer Expense

Annual Deposit:                            $850,000                   $522,000                  $161,000                $103,000

Annual Minimum Premium:                    $765,000                   $467,000                  $144,000                 $92,000

Payable:                               Quarterly                  Quarterly                   Quarterly               Quarterly


Other:   Company to retain 5% of the First and Second Excess of Loss Layers
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                       The Mountbatten Surety Company Inc.
                            Bala Cynwyd, Pennsylvania

                        Surety Excess of Loss Reinsurance


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Reinsurers Effective November 1, 1997

                                                 First           Second         Third          Fourth
                Reinsurer                       Excess          Excess         Excess          Excess
                ---------                       ------          ------         ------          ------

Transatlantic Reinsurance Co.                     19.0%            19.0%           20.0%         20.0%



Underwriters at Lloyds
     London through Ballantyne,
       McKean & Sullivan, Ltd.                    19.0%            19.0%           20.0%         20.0%



NAC Re Company                                    14.25%           14.25%          15.0%         15.0%



Hartford Fire Insurance Company                   42.75%           42.75%          45.0%         45.0%
                                                  ------           ------          -----         -----

                                                  95.00%           95.00%         100.0%        100.0%

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